                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
       [ ] Preliminary proxy statement         [ ] Confidential, for Use of
       [X] Definitive proxy statement              the Commission Only (as
       [ ] Definitive additional materials         permitted by Rule 14a-6(e)(2)
       [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE PB FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
      [X] No fee required
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

      (1)Title of each class of securities to which transaction applies:

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      (2)Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4)Proposed maximum aggregate value of transaction:

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      (5)Total fee paid:

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      [ ]     Fee paid previously with preliminary materials.

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      [ ]     Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)Amount previously paid:

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      (2)Form, Schedule or Registration Statement no.:

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      (3)Filing Party:

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      (4)Date Filed:
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

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 17, 2001




To the Shareholders of The PB Financial Services Corporation:


The Annual Meeting of Shareholders of The PB Financial Services Corporation (the "Company") will be on Tuesday, April 17, 2001 at 4:30 p.m. at The Peachtree Bank, 9570 Medlock Bridge Road, Duluth, Georgia, for the following purposes:

(1) To reelect the current members of the Board of Directors to be divided into three classes, with Class I directors to serve a one-year term expiring at the 2002 Annual Meeting of Shareholders, Class II directors to serve a two-year term expiring at the 2003 Annual Meeting of Shareholders, and Class III directors to serve a three-year term expiring at the 2004 Annual Meeting of Shareholders, and upon the election and qualification of their successors and

(2) To transact other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on March 16, 2001, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting.

To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and cast your vote in person. You may revoke your proxy at any time before the proxy is exercised.


                             By Order of the Board of Directors,




                             Kelly J. Johnson
                             Corporate Secretary
March 28, 2001

THE PB FINANCIAL SERVICES CORPORATION
9570 Medlock Bridge Road
Duluth, Georgia   30097
(770) 814-8100


--------------------------------------------------------------------------------

                     PROXY STATEMENT FOR 2001 ANNUAL MEETING

--------------------------------------------------------------------------------


                                  INTRODUCTION


The Board of Directors of The PB Financial Services Corporation (the "Company") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, April 17, 2001, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, The Peachtree Bank (the "Bank"), without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of Proxies for the Annual Meeting.

This Proxy Statement and the proxy card are first being mailed to shareholders on or about March 29, 2001. If the enclosed proxy card is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the proxy card is signed and returned but specifications are not made, the proxy will be voted FOR the reelection of the nominees to the Board of Directors. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgement.

You can revoke your proxy at any time before it is voted by delivering to Kelly
J. Johnson, Corporate Secretary of the Company, at the main office of the Company, either written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                          RECORD DATE AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 16, 2001 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting. As of the close of business on the record date, the authorized common stock, $5.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 775,375 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

Directors are elected by plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board proposes that the current slate of directors to be reelected as directors of The PB Financial Services Corporation shall be divided into three classes with Class I directors to serve an additional one year term ending in 2002, Class II directors to serve an additional two year term ending in 2003, and Class III directors to serve an additional three-year term ending in 2004, and upon the qualification and election of their successors. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

The table below sets forth for each director nominee (a) the person's name, (b) his age at January 1, 2001, (c) the year he was first elected as a director, and
(d) his position with The PB Financial Services Corporation other than a director and his other business experience for the past five years.

                                DIRECTOR NOMINEES


                                     CLASS I
                     TO SERVE A TERM OF ONE YEAR UNTIL 2002

                                                     Year
                                                     First             Principal
Name                                Age              Elected           Occupation
----                                ---              -------           ----------

Robert Cheeley                      43               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Attorney/Retired


Daniel B. Cowart                    42               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Real Estate Developer


Paul D. Donaldson                   54               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Real Estate Developer



                                    CLASS II
                     TO SERVE A TERM OF TWO YEARS UNTIL 2003


Charles L. Douglas                  76               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Insurance Agent/Retired


Dexter R.Floyd                      54               1999              Director of The PB Financial
                                                                       Services Corporation and
                                                                       Direct Mail Advertising/Printing


J. Edwin Howard                     72               1999              Director of The PB Financial
                                                                       Services Corporation and Retired


John J. Howard                      41               1999              Chairman of the Board of
                                                                       The PB Financial Services
                                                                       Corporation and  Retail/Hardware

                                    CLASS III
                    TO SERVE A TERM OF THREE YEARS UNTIL 2004


J. Stephen Hurst                    51               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Insurance Agent


Charles A. Machemehl, III           43               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Orthodontist


J. Paul Maggard                     39               1999              Director of The PB Financial
                                                                       Services Corporation and Restaurateur


Monty G. Watson                     42               1999              Chief Executive Officer,
                                                                       President, and Director of The PB Financial
                                                                       Services Corporation



                      MEETINGS AND COMMITTEES OF THE BOARD


During the year ended December 31, 2000, the Board of Directors of the Company had four meetings. All incumbent directors attended each meeting.

Additionally, during the year ended December 31, 2000, the Board of Directors of the Bank held 12 meetings. The directors of the Bank are the same as those of the Company.

The Board of Directors of the Bank has established an Audit Committee, which reviews the annual report and internal report of the independent public accountants. The Audit Committee members are Charles L. Douglas, Paul D. Donaldson, Dexter R. Floyd, and J. Edwin Howard. Each of these members meets the requirements for independence as defined by the National Association of Securities Dealers, Inc. listing standards. The Audit committee held three meetings during the year ended December 31, 2000.

Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Company's 2000 audited consolidated financial statements.

- The Audit Committee has reviewed and discussed the 2000 audited consolidated financial statements with management;

- The Audit Committee has discussed with the independent auditors, Porter Keadle Moore, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the consolidated financial statements;

- The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence; and

- Based on review and discussions of the 2000 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the 2000 audited consolidated financial statements be included in the Annual Report on Form 10-KSB.


The Board of Directors of the Company has no compensation or nominating committees. The Board of Directors will consider shareholders' nominations of individuals to serve as directors if information concerning such nominees, including the person's name and a description of his or her qualifications are furnished in writing to the Chairman of the Board of the Company, John J. Howard, The PB Financial Services Corporation, 9570 Medlock Bridge Road, Duluth, Georgia 30097.




                               EXECUTIVE OFFICERS

Monty G. Watson and Kelly J. Johnson are executive officers of the Company. Mr. Watson has served as President and Chief Executive Officer of the Company since its inception in 1999 and the Bank since its inception in 1998.

Ms. Johnson has served as Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company since its inception in 1999, and Senior Vice President, Chief Financial Officer and Chief Operating Officer of the Bank since its inception in 1998. Ms. Johnson is 44 years old.


                 COMPENSATION OF EXECUTIVE OFFICER AND DIRECTORS


The following table sets forth certain summary information concerning the compensation paid or granted to the Company's chief executive officer in fiscal year 2000. No other executive officer of the Company received compensation in excess of $100,000 for services rendered during 2000.





                             CASH COMPENSATION TABLE

Name and Principal Position         Year              Salary
---------------------------         ----              ------

Monty G. Watson, President and      2000             $160,981
Chief Executive Officer             1999             $141,145

Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure. The following table contains, with respect to the person named in the Summary Compensation table, information concerning the number of PB Financial Services Corporation stock options held, the number currently exercisable, and the value of the exercisable options. On October 20, 1998, The Peachtree Bank granted Mr. Watson an option to purchase 20,000 shares of The Peachtree Bank common stock, with all shares being exercisable on the date of grant. Upon the reorganization of the Bank to a holding company structure, each option to purchase one share of The Peachtree Bank common stock was converted into an option to purchase one share of The PB Financial Services Corporation common stock. On May 16, 2000, The PB Financial Services Corporation granted Mr. Watson an option to purchase 8,000 shares of The PB Financial Services Corporation common stock. Based on the limited trading information available on the Company's common stock, the per share market value of The PB Financial Services Corporation common stock at December 31, 2000 ($10.00) was equal to the per share exercise price of the listed options ($10.00). Fair market value is based on trades in Company Stock during 2000.

                          FISCAL YEAR-END OPTION VALUES

                                                              Value of Unexercised
                  No. of Unexercised                          In-the-Money
                  Options at 12/31/00                         Options at 12/31/00
Name              # Exercisable/Unexercisable                 # Exercisable/Unexercisable
----              ---------------------------                 ---------------------------

Monty G. Watson        20,000/8,000                                      $0/$0



                              DIRECTOR COMPENSATION


Currently, the directors of The PB Financial Services Corporation receive no compensation for their service as directors, and they will not be compensated for their service as directors until The PB Financial Services Corporation achieves cumulative profitability.



                              CERTAIN TRANSACTIONS

The PB Financial Services Corporation's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with The Peachtree Bank and are expected to continue these relationships in the future. In the opinion of The Peachtree Bank's management, the extensions of credit made by The Peachtree Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

                 OWNERSHIP OF PB FINANCIAL SERVICES COMMON STOCK

MANAGEMENT STOCK OWNERSHIP

The following table presents information about each of the directors and executive officers of The PB Financial Services Corporation and all executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. Information relating to beneficial ownership of The PB Financial common stock is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

                              Number of Shares                       Percent
                              Beneficially Owned at                    Of
Name                          The Record Date                        Class(%)
----                          ----------------------                 ---------

(A) DIRECTORS

Robert D. Cheeley                   45,271 (1)                         5.73%

Daniel B. Cowart                    45,271 (2)                         5.73%

Paul D. Donaldson                   38,143 (3)                         4.84%

Charles L. Douglas                  15,845 (4)                          2.03%

Dexter R. Floyd                     36,971 (5)                         4.69%

J. Edwin Howard                     15,091 (6)                         1.93%

John J. Howard                      41,951 (7)                          5.31%

J. Stephen Hurst                    15,091 (8)                         1.93%

Charles Machemehl, III              30,181 (9)                          3.84%

J. Paul Maggard                     31,493 (10)                         4.01%

Monty G. Watson                     30,155 (11)                        3.79%

(B) EXECUTIVE OFFICER

Kelly J. Johnson                      7,000 (12)                         .90%

(C) EXECUTIVE OFFICERS AND DIRECTORS
AS A GROUP (12 PERSONS)               352,464                          38.91%


===============================================================================-

1) Consists of 20,000 shares held by Cheeley Investments and 10,000 shares held by Mr. Cheeley's spouse, as to which beneficial ownership is shared; also includes option to purchase 15,271 shares of The PB Financial Services Corporation common stock.

2) Includes option to purchase 15,271 shares of The PB Financial Services Corporation common stock.

3) Includes 2,420 shares held by Mr. Donaldson's spouse in an IRA plan, 500 shares held by Mr. Donaldson's spouse and 2,500 shares held by Con-Structural Enterprises, Inc. to which beneficial ownership is shared; also includes option to purchase 12,023 shares of The PB Financial Services Corporation common stock.

4) Includes 500 shares held by Mr. Douglas' spouse as to which beneficial ownership is shared; also includes option to purchase 5,345 shares of The PB Financial Services Corporation common stock.

5) Includes of 1,000 shares held by Mr. Floyd's spouse and 2,000 shares held by Mr. Floyd's adult children as to which beneficial ownership is shared; also includes option to purchase 12,471 shares of The PB Financial Services Corporation common stock.

6) Includes option to purchase 5,091 shares of The PB Financial Services Corporation common stock.

7) Includes 1,000 shares held by Mr. Howard's spouse and 800 shares held by Mr. Howard's spouse as custodian for their minor children; also includes option to purchase 14,151 shares of The PB Financial Services Corporation common stock.

8) Includes 5,000 shares held in Mr. Hurst's IRA plan; also includes option to purchase 5,091 shares of The PB Financial Services Corporation common stock.

9) Includes option to purchase 10,593 shares of The PB Financial Services Corporation common stock.

10) Includes 900 shares held by Mr. Maggard as custodian for his minor children; also includes option to purchase 10,593 shares of The PB Financial Services Corporation common stock.

11) Includes 7,100 shares held in Mr. Watson's IRA plan and 2,055 shares held by Mr. Watson as custodian for his minor children; also includes option to purchase 20,000 shares of The PB Financial Services Corporation common stock.

12) Consists of 2,000 shares held in Ms. Johnson's IRA plan; also includes option to purchase 5,000 shares of The PB Financial Services Corporation common stock.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the reports they file.

To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.


                         INDEPENDENT PUBLIC ACCOUNTANTS

Porter Keadle Moore, LLP (PKM) is the accounting firm responsible for preparing an audited report of the Company's financial statements in 2000. BDO Seidman, LLP acted as the Bank's accounting firm in 1999 and 1998. A representative from Porter Keadle Moore, LLP is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         The aggregate fees (including related out-of-pocket expenses) billed for professional services rendered by PKM in connection with (i) the audit of the Company's and the Bank's annual financial statements for the December 31, 2000 fiscal year, (ii) its reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year and (iii) related fees and costs were $23,438.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The aggregate fees billed by PKM for professional services rendered in connection with its directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network for the fiscal year ended December 31, 2000 were $0.

ALL OTHER FEES

         In addition to the fees outlined above, PKM billed fees in the amount of $14,032 for additional services rendered during the fiscal year ended December 31, 2000. The Audit and Examining Committee of the Board of Directors has determined that the provision of these services is compatible with maintaining PKM's independence.

                              AVAILABLE INFORMATION

A copy of the Company's Annual Report on Form 10-KSB is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the "Form 10-KSB" by contacting Kelly J. Johnson, The PB Financial Services Corporation, 9570 Medlock Bridge Road, Duluth, Georgia, 30097 (Telephone: 770-814-8100).



                              SHAREHOLDER PROPOSALS

Any shareholder proposal submitted for consideration at the next Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 2001, to be included in the 2002 proxy materials. A shareholder must notify the Company before February 1, 2002 of a proposal in the 2002 Annual Meeting which the shareholder intends to present other than by inclusion in the Company's proxy materials. If the Company does not receive such notice prior to February 1, 2002, proxies solicited by management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 28, 2001

          PROPOSAL 3 - ADDITION OF NEW ARTICLE 8 - SUPERMAJORITY VOTE
                          TO CHANGE NUMBER OF DIRECTORS

A new article 8 is proposed to be added. This Article would require a supermajority (66 2/3%) vote of the directors or shareholders to change the number of directors of the Company. This article helps to discourage a potential raider from attempting to take over the Company by removing one of the ways in which the raider could gain control of the Board; that is, after gaining control of the majority of the stock, a raider could double the size of the Board and elect its nominees as directors. As amended, the new Article 8 will read as follows:

                                      "8.

a. Except as provided in paragraph (b) of this Article 8, the Board of Directors shall have the right to adopt, amend, or repeal the bylaws of the Corporation by the affirmative vote of a majority of the issued and outstanding shares of the Corporation entitled to vote in an election of directors.

b. Notwithstanding paragraph (a) of this Article 8, any amendment of the bylaws of the Corporation changing the number of directors shall require the affirmative vote of two-thirds (2/3) of all directors then in office or the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares of the Corporation entitled to vote in an election of directors, at any regular or special meeting of the shareholders, and notice of the proposed change must be contained in the notice of the meeting."

           PROPOSAL 4 -ADDITION OF NEW ARTICLE 13 - SUPERMAJORITY VOTE
                               TO APPROVE MERGER

A new Article 13 will be added providing that a supermajority vote of the shareholders (66 2/3%) will be required to approve any merger or share exchange of the Company with or into another corporation, or any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company unless such transaction has been approved by the affirmative vote of two-thirds of the directors of the Company then in office, in which case the affirmative vote of a majority of the issued and outstanding shares will be required. The new Article 13 will read as follows:

                                      "13.

a. In any case in which the Georgia Business Corporation Code or other applicable law requires shareholders approval of any merger or share exchange of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of substantially all of the assets of the Corporation to any other corporation, person or other entity, such approval shall require either:

                                     PROXY

                     THE PB FINANCIAL SERVICES CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS


         The undersigned hereby constitutes and appoints Monty G. Watson and Kelly J. Johnson, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of The PB Financial Services Corporation, which the undersigned would be entitled to vote if personally present at the Annual Shareholders Meeting of The PB Financial Services Corporation to be held at the main office of The Peachtree Bank located at 9570 Medlock Bridge Road, Duluth, Georgia, on Tuesday, April 17, 2001, at 4:30 p.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting") upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, dated March 28, 2001, the receipt of which is acknowledged in the manner specified below.


Proposal 1.       To elect the following persons to serve as directors for a one-year term until the next annual meeting:

Nominees:         Robert D. Cheeley, Daniel B. Cowart, Paul D. Donaldson.

                  To elect the following persons to serve as directors for a two-year term until the next annual meeting:

Nominees:         Charles L. Douglas, Dexter R. Floyd, J. Edwin Howard, John J.
                  Howard.

                  To elect the following persons to serve as directors for a three-year term until the next annual meeting:

Nominees:         J. Stephen Hurst, Charles A. Machemehl, III, J. Paul Maggard,
                  Monty G. Watson

                  [ ] FOR  All Nominees                        [ ]  Withhold Authority to Vote
                      (except as may be noted below)                for All Nominees Listed Above

                  To withhold authority to vote for any nominee, write that nominee's name below:

                  -------------------------------------------------------------


Proposal 2        In the discretion of the proxies on such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ABOVE.

Please sign this proxy exactly as your name appears below. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:                              , 2001
      ------------------------------


                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  Signature if held jointly


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE PB FINANCIAL SERVICES CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


I      will            will not attend the Annual Meeting.
 -----           -----